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                                                                    EXHIBIT 10.1


                                  ULTRAK, INC.

                          INCENTIVE STOCK OPTION PLAN

       On January 29, 1997, the Board adopted the following Incentive Stock Option Plan:

              1. PURPOSE. The purpose of the Plan is to provide key employees and non-employee directors with a proprietary interest in the Company through the granting of Incentive Options and Nonqualified Options which will

                     (a) increase the interest of the key employees and non-employee directors in the Company's welfare;

                     (b) furnish an incentive to the key employees and non-employee directors to continue their services for the Company; and

                     (c) provide a means through which the Company may attract able persons to enter its employ or serve on the Board.

              2. ADMINISTRATION. The Plan shall be administered by the Committee.

              3. PARTICIPANTS. Each Year the Committee shall determine the particular key employees of the Company and its Subsidiaries and non-employee directors of the Company to whom options, if any, are to be granted for that Year, and who will, upon such grant, become participants in the Plan. For purposes of the Plan, "key employees" means all executive officers and such other management employees as determined by the Committee each Year. An otherwise eligible employee or director must be employed by the Company or a Subsidiary or serving on the Board by January 1 of a Year to be eligible to be granted an option for that Year. An Incentive Option may not be granted to a director who is not an employee of the Company or one of its Subsidiaries.

              4. STOCK OWNERSHIP LIMITATION. No Incentive Option may be granted to an employee who owns more than 10% of the voting power of all classes of
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       stock of the Company or its Parent or Subsidiaries.  This limitation will not apply if the option price is at least 110% of the fair market value of the stock at the time the Incentive Option is granted and the Incentive Option is not exercisable more than five years from the date it is granted.

              5. SHARES SUBJECT TO PLAN. The Committee may not grant options under the Plan for more than 400,000 shares of Common Stock of the Company, but this number may be adjusted to reflect, if deemed appropriate by the Committee, any stock dividend, stock split, share combination, recapitalization, or the like, of or by the Company.
       Shares to be optioned and sold may be made available from either authorized but unissued Common Stock or Common Stock held by the Company in its treasury. Shares that by reason of the expiration of an option or otherwise are no longer subject to purchase pursuant to an option granted under the Plan may be re-offered under the Plan.

              6. LIMITATION ON AMOUNT. The aggregate fair market value (determined at the time of grant) of the shares of Common Stock which any employee is first eligible to purchase in any Year by exercise of Incentive Options granted under the Plan and all incentive stock option plans of the Company or its Parent or Subsidiaries shall not exceed $100,000. For this purpose, the fair market value (determined at the respective date of grant of each option) of the stock purchasable by exercise of an Incentive Option (or an installment thereof) shall be counted against the $100,000 annual limitation for an employee only for the Year such stock is first purchasable under the terms of the option. The total number of shares of Common Stock subject to options granted for any Year, if any, including to any individual participant, shall not exceed one





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       percent of the aggregate number of shares of Common Stock outstanding as of the Date of Grant of options for such Year.

              7. DETERMINATION OF GRANTS AND ALLOTMENT OF SHARES. Each key employee and non-employee director of the Company determined by the Committee to be eligible pursuant to Section 3 for a Year shall be granted an option, effective as of the Date of Grant for that Year, to purchase a number of shares of Common Stock to be determined pursuant to this Section 7 based on or more of Economic Value Added (EVA) considerations, Market Value Added (MVA) considerations and budget achievement considerations as described herein.

                     (a) Annual Number of Shares to be Granted Based on EVA Considerations. Options in the amounts determined hereunder shall be granted pursuant to this subsection (a) to the eligible key employees and non-employee directors for a Year if the EVA threshold is met that Year. The EVA threshold for a Year shall be met if the net income after taxes of the Company for that Year exceeds the EVA hurdle amount established for that Year and such excess amount shall be referred to as "EVA." The EVA hurdle amount for a Year shall be equal to the average stockholder equity of the Company for the Year multiplied by the EVA hurdle rate for that Year. The average stockholder equity of the Company for a Year shall be determined by adding the stockholder equity of the Company as of the first day of the Year to the stockholder equity of the Company as of the last day of the Year, determined by excluding the proceeds of any stock offering and the effects of any acquisitions, if any, during that Year, and dividing that sum by two. If the EVA threshold is met for a Year, the number of shares of Common Stock to be granted pursuant to this subsection (a) for that Year shall be determined by multiplying the EVA for that Year by the EVA factor established for that Year and then dividing that product by the adjusted market value of the Common Stock and then multiplying that quotient by the EVA percentage established for that Year. The adjusted market value of the Common Stock for a Year shall be equal to the closing price per share of the Common Stock on the Date of Grant for such Year multiplied by the Black-Scholes discount factor established for that Year.





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                     (b)    Establishing EVA Considerations for a Year.  Except
                     for the 1996 Year of the Plan, the Committee shall determine the EVA hurdle rate, the EVA factor, the EVA percentage, and the Black-Scholes discount factor for a Year prior to March 31 of the Year and shall set forth all such determinations in its minutes. For the 1996 Year, the EVA hurdle rate shall be 15%, the EVA factor shall be 25%, the EVA percentage shall be 25% and the Black-Scholes discount factor shall be 50%.

                     (c) Allocation of Shares Granted Under Subsection (a). The number of shares granted under subsection (a) for a Year shall be allocated among the eligible key employees and non-employee directors for that Year based on the percentage established for each such participant by the Committee for that Year. Except for the 1996 Year of the Plan, the Committee shall establish the respective percentage for each such participant prior to March 31 of the Year and the aggregate of all such percentages shall equal 100%.

                     (d) Annual Number of Shares to be Granted Based on MVA Considerations. Options in the amounts determined hereunder shall be granted pursuant to this subsection (d) to the eligible key employees and non-employee directors for a Year if the MVA threshold is met for that Year. The MVA threshold for a Year shall be met if the excess of the average closing price of the Common Stock of the Company for the month of December of that Year over the average closing price of the Common Stock of the Company for the month of December of the preceding Year exceeds the MVA hurdle amount established for that Year and such excess amount shall be referred to as "per share MVA." The MVA hurdle amount for a Year shall be equal to the average closing price of the Common Stock of the Company for the month of December of the preceding Year multiplied by the MVA hurdle rate for that Year. If the MVA threshold is met for a Year, the number of shares of Common Stock to be granted pursuant to this subsection (d) for that Year shall be determined by multiplying the per share MVA for that Year by the number of shares of Common Stock of the Company outstanding as of the Date of Grant (excluding any shares of Common Stock issued since the prior Date of Grant pursuant to any stock offering or acquisition by the Company) and multiplying that product by the MVA factor established for that Year and then dividing that product by the adjusted market value of the Common Stock and then multiplying that quotient by the MVA percentage for that Year. The adjusted market value of the Common Stock for a Year shall be equal to the closing price per share of the Common Stock on the Date of Grant for such Year multiplied by the Black-Scholes discount factor established for that Year.





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                     (e)    Establishing MVA Considerations for a Year.  Except
                     for the 1996 Year of the Plan, the Committee shall determine the MVA hurdle rate, the MVA factor, the MVA percentage, and the Black-Scholes discount factor for a Year prior to March 31 of the Year and shall set forth all such determinations in its minutes. For the 1996 Year, the MVA hurdle rate shall be 15%, the MVA factor shall be 5%, the MVA percentage shall be 75%, and the Black-Scholes discount factor shall be 50%.

                     (f) Allocation of Shares Granted Under Subsection (d). The number of shares granted under subsection (d) for a Year shall be allocated among the eligible key employees and non-employee directors for that Year based on the percentage established for each such participant by the Committee for that Year. Except for the 1996 Year of the Plan, the Committee shall establish the respective percentage for each such participant prior to March 31 of the Year and the aggregate of all such percentages shall equal 100%.

                     (g) Annual Number of Shares to be Granted Based on Budget Achievement Considerations. Commencing with the 1997 Year of the Plan, options in the amounts determined hereunder shall be granted pursuant to this subsection (g) to the eligible key employees and non-employer directors for a Year if the budget threshold is met for that Year. The budget threshold for a Year shall be met if the Company budget approved for that Year by the board of directors is met or exceeded. If the budget threshold is met for a Year, the number of shares of Common Stock to be granted pursuant to this subsection (g) for that Year shall be equal to 50% of the allocable pool for that Year (the "allocable pool percentage"). The allocable pool for a Year shall be equal to one percent of the aggregate number of shares of Common Stock outstanding as of the Date of Grant of options for such Year multiplied by the budget percentage for that Year. If the budget threshold for year is exceeded, the allocable pool percentage for that Year shall be increased by 5% for each percentage point (rounded to the nearest whole percentage) that the actual performance of the Company for the Year exceeds the budget for the Year (up to a maximum of 100% if the budget is exceeded by 10%).

                     (h) Establishing Budget Considerations for a Year. Except for the 1997 Year of the Plan, the Committee shall determine the budget percentage for a Year prior to March 31 of the Year and shall set forth such determination in its minutes. For the 1997 Year, the budget percentage shall be 75%.

                     (i) Allocations of Shares Granted Under Subsection (g). The number of shares granted under subsection (g) for a Year shall be allocated among





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                     the eligible key employees and non-employee directors for
                     that Year based on the percentage established for each such participant by the Committee for that Year. Except for the 1997 Year of the Plan, the Committee shall establish the respective percentage for each participant prior to March 31 of the Year and the aggregate of all such percentages shall equal 100%.

       The grant of an option to a key employee or non-employee director shall not be deemed either to entitle the key employee or director to, or to disqualify the key employee or director from, participation in any other grant of options under the Plan.

              8. GRANT OF OPTIONS. The Committee is authorized to grant Incentive Options and Nonqualified Options under the Plan. All options under the Plan shall be automatically granted as provided in Section 7. The grant of options shall be evidenced by stock option agreements containing such terms and provisions as are approved by the Committee, but not inconsistent with the Plan, including provisions that may be necessary to assure that any option that is intended to be an Incentive Option will comply with Section 422 of the Internal Revenue Code of 1986, as amended. The Company shall execute stock option agreements upon instructions from the Committee. The Plan shall be submitted to the Company's stockholders for approval. The Committee may grant options under the Plan prior to the time of stockholder approval, which options will be effective when granted, but if for any reason the stockholders of the Company do not approve the Plan prior to one year from the date of adoption of the Plan by the Board, all options granted under the Plan will be terminated and of no effect, and no option may be exercised in whole or in part prior to such stockholder approval.

              A stock option agreement may provide that the participant may request approval from the Committee to exercise an option or a portion thereof by tendering shares of





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       Common Stock at the fair market value per share on the date of exercise in lieu of cash payment of the exercise price.

              9. OPTION PRICE. The option price for all options to be granted for a Year shall be equal to the average of the high and low price per share of the Common Stock (or 110% of such amount as required by Section 4) on the Date of Grant for such Year.

              10. OPTION PERIOD. Except as provided in Section 4 hereof, the Option Period will begin on the Date of Grant of the option and will terminate on the tenth anniversary of that date.

              11. EXERCISE OF OPTION. Options granted under the Plan shall become exercisable in five cumulative annual installments of 20% of the total optioned shares beginning on the first anniversary of the Date of Grant of the option, and succeeding anniversaries thereafter. If an installment covers a fractional share, such installment will be rounded off to the next highest share, except the final installment, which will be for the balance of the total optioned shares. In no event may an option be exercised or shares be issued pursuant to an option if any requisite action, approval or consent of any governmental authority of any kind having jurisdiction over the exercise of options shall not have been taken or secured.

              12. RIGHTS IN EVENT OF DEATH OR DISABILITY. If a participant dies or becomes (disabled within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended) prior to expiration of his right to exercise an option in accordance with the provisions of his stock option agreement without having totally exercised the option, the option may be exercised, to the extent of the total remaining





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       shares that have not been purchased by exercise by the participant prior to the date of his death or disability, (i) in the case of death, by the participant's estate or by the person who acquired the right to exercise the option by bequest or inheritance or by reason of the death of the participant, or (ii) in the case of disability, by the participant or his personal representative; provided, however, in either case that the option is exercised prior to the date of its expiration or one year from the date of the participant's death or disability, whichever first occurs. The date of disability of a participant shall be determined by the Committee.

              13. RIGHTS IN EVENT OF TERMINATION OF EMPLOYMENT. If a participant's employment with the Company and its Subsidiaries or service as a non-employee director of the Company terminates without cause (as defined below) prior to expiration of his right to exercise an option in accordance with the provisions of his stock option agreement without having totally exercised the option, the option may be exercised, to the extent of the shares with respect to which the option could have been exercised by the participant on the date his employment or service as a director terminates, prior to the date of its expiration or 30 days from the date his employment or directorship terminates, whichever first occurs. If a participant's employment with the Company and its Subsidiaries or service as a non-employee director of the Company is terminated with cause prior to expiration of his right to exercise an option in accordance with the provisions of his stock option agreement without having totally exercised the option, the option shall terminate as of the effective date his employment or service as a director is terminated. For purposes of the Plan, a participant's employment or service as a director





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       shall be deemed terminated with cause if the Company terminates his employment or directorship because of (i) a material breach by the participant of any of the terms of his employment contract, if any, (ii) his conviction for fraud or embezzlement, or because he has conducted himself in any way punishable as a felony, (iii) his engaging in conduct constituting or exhibiting malfeasance, gross negligence, gross incompetence or moral turpitude, or (iv) his suffering from drug or alcohol abuse or addiction that could, in the opinion of the Board, materially impair his ability to perform his duties or injure the assets, properties, operations or business reputation of the Company.

              14. PAYMENT. Full payment for shares purchased upon exercising an option shall be made in cash or by check or by tendering shares of Common Stock at the fair market value per share at the time of exercise, or on such other terms as are set forth in the applicable option agreement. No shares may be issued until full payment of the purchase price therefor has been made, and a participant will have none of the rights of a stockholder until shares are issued to him. In addition, the participant shall tender payment of the amount as may be requested by the Company, if any, for the purpose of satisfying its liability to withhold federal, state or local income or other taxes incurred by reason of the exercise of an option.

              15.    CAPITAL ADJUSTMENTS AND REORGANIZATIONS; ANTIDILUTION.
       The number of shares of Common Stock covered by each outstanding option granted under the Plan and the option price may be adjusted to reflect, as deemed appropriate by the Committee, any stock dividend, stock split, share combination, exchange of shares,





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       recapitalization, merger, consolidation, separation, reorganization, liquidation or the like, of or by the Company.

              In the event the Company shall be a party to any merger, consolidation or corporate reorganization, as the result of which the Company shall be the surviving corporation the rights and duties of the participants holding options and the Company shall not be affected in any manner. In the event the Company shall sell all or substantially all of its assets or shall be a party to any merger, consolidation or corporate reorganization, as the result of which the Company shall not be the surviving corporation, or in the event any other person or entity may make a tender or exchange offer for stock of the Company whereby such other person or entity would own more than 50% of the outstanding Common Stock of the Company (the surviving corporation, purchaser, or tendering corporation being collectively referred to as the "Purchaser," and the transaction being collectively referred to as the "Transaction"), then the Company may, at its election, (a) reach an agreement with the Purchaser that the Purchaser will assume the obligations of the Company under each option; (b) reach an agreement with the Purchaser that the Purchaser will convert each option into an option of at least equal value as to stock of the Purchaser; or (c) not later than twenty days prior to the effective date of such Transaction, notify each participant holding an option that his option is accelerated and afford to the participant a right for ten days after the date of such notice to exercise any then unexercised portion of the option whether or not such option shall then be exercisable according to its terms. Within such ten-day period, each such participant may exercise any portion of such option as he may desire and deposit with the Company the requisite





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       cash to purchase in full and not in installments the Common Stock thereby exercised (or comply with Section 14, if applicable, with respect to exercising the option by tendering shares of Common Stock in lieu of each payment for the optioned shares being purchased), in which case the Company shall, prior to the effective date of the Transaction, issue all Common Stock thus exercised, which shall be treated as issued stock for purposes of the Transaction.

              16. NON-ASSIGNABILITY. Options may not be transferred other than by will or by the laws of descent and distribution. During a participant's lifetime, options granted to a participant may be exercised only by the participant or by his personal representative as provided in Section 12.

              17. INTERPRETATION. The Committee shall interpret the Plan and shall prescribe such rules and regulations in connection with the operation of the Plan as it determines to be advisable for the administration of the Plan. The Committee may rescind and amend its rules and regulations.

              18. AMENDMENT OR DISCONTINUANCE. The Plan may be amended or discontinued by the Board without the approval of the stockholders of the Company, except that any amendment that would (a) materially increase the number of securities that may be issued under the Plan or
       (b) materially modify the requirements of eligibility for participation in the Plan must be approved by the stockholders of the Company.





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              19.    EFFECT OF PLAN.  Neither the adoption of the Plan nor any
       action of the Board or the Committee shall be deemed to give any key employee or non-employee director any right to be granted an option to purchase Common Stock of the Company or any other rights except as may be evidenced by the stock option agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company and then only to the extent and on the terms and conditions expressly set forth therein. Nothing in this Plan shall be construed as conferring upon any participant the right to continue as an employee, officer or director.

              20. TERM. Unless sooner terminated by action of the Board, this Plan will terminate on January 28, 2007. The Committee may not grant options under the Plan after that date, but options granted before that date will continue to be effective in accordance with their terms.

              21. APPLICABLE LAW. This Plan shall be construed in accordance with and governed by the laws of the State of Texas.

              22. DEFINITIONS. For the purpose of this Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

                     (a) "Board" means the Board of Directors of the Company.

                     (b) "Committee" means the Compensation Committee of the Board.

                     (c) "Common Stock" means the Common Stock which the Company is currently authorized to issue or may in the future be authorized to issue (as long as the common stock varies from that currently authorized, if at all, only in amount of par value).

                     (d) "Company" means Ultrak, Inc., a Delaware corporation.





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                     (e)    "Date of Grant" means for any Year the April 1st of
                            the next Year.

                     (f) "Incentive Option" means an option granted under the Plan which meets the requirements of Section 422 of the Internal Revenue Code of 1986, as amended.

                     (g) "Nonqualified Option" means an option granted under the Plan which is not intended to be an Incentive Option.

                     (h) "Option Period" means the period during which an option may be exercised.

                     (i) "Parent" means any corporation in an unbroken chain of corporations ending with the Company if, at the time of granting of the option, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

                     (j) "Plan" means this Incentive Stock Option Plan, as amended from time to time.

                     (k) "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain, and "Subsidiaries" means more than one of any such corporations.

                     (l)    "Year" means the calendar year.





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